                                    ANNUAL REPORT
                                   MARCH 31, 2001

                                     LEGG MASON
                                      INVESTORS
                                     TRUST, INC.

                                   BALANCED TRUST
                                   U.S. SMALL-CAP
                                     VALUE TRUST
                                  INSTITUTIONAL AND
                               FINANCIAL INTERMEDIARY
                                       CLASSES

                                  [LEGG MASON LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Investors Trust's annual report for the Institutional and Financial Intermediary Classes of Balanced Trust and U.S. Small-Capitalization Value Trust.

  The following table summarizes key statistics for the respective classes of each Fund, as of March 31, 2001:

                                                        3-Month                12-Month
                                                    Total Return(1)         Total Return(1)
                                                    ---------------         ---------------
Balanced Trust
  Primary Class                                          -3.80%                  -3.68%
  Institutional Class                                    +0.52%(2)                  N/A
  Financial Intermediary Class                           +0.52%(2)                  N/A
Lehman Brothers Intermediate Government/Credit
  Index                                                  +3.39%                 +12.16%
Lipper Balanced Fund Index                               -5.01%                  -5.56%

U.S. Small-Capitalization Value Trust
  Institutional Class                                    +5.68%                 +22.53%
Russell 2000 Index                                       -6.51%                 -15.33%

  On the following pages, the portfolio managers for each of the Funds discuss the investment outlook for the Funds. Long-term investment results for each of the Funds are shown in the Performance Information section of this report.

  Ernst & Young LLP, independent auditors for the Funds, has completed its annual audit, and audited financial statements for the fiscal year ended March 31, 2001, are included in this report.

                                             Sincerely,

                                             /S/ EDWARD A. TABER III

                                             Edward A. Taber, III
                                             President

May 9, 2001

---------------

(1) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

(2) For the period March 16, 2001 (commencement of operations of both classes) to March 31, 2001.

Portfolio Managers' Comments

Balanced Trust

  Domestic equities entered bear market territory during the first quarter of 2001. The S&P 500 Index declined by nearly 12% for the quarter, and fell by nearly 22% over the last year. The more broadly based Wilshire 5000 Index fared even worse, posting declines of 12% and 28% during these same periods. We are pleased to report that Balanced Trust delivered on its commitment to competitive returns with lower volatility. The equity portion posted a -5.5% total return for the quarter and returned -8.1% for the last twelve months. Coupled with solid performance from the fixed income portion of the portfolio, the Fund's Primary Class declined by only -3.8% for the quarter, and by -3.7% for the twelve-month period. Long-term investors know that protecting capital during declining markets is just as important as achieving growth in good times, so we are pleased to report these relatively strong results.

Equity Review

  Value investing has certainly been vindicated during the last year. With most of the market decline concentrated in once popular "New Economy" stocks, other sectors fared relatively well. Diversification was the most significant factor contributing to our relatively good equity results during the last year. After languishing in 1999 and early 2000, financial services and health care enjoyed a strong resurgence that coincided with the setback in technology. Selected industrial, consumer, and energy companies also fared well. Eight of our top ten holdings (based on performance) delivered substantial double-digit returns, led by CVS Corporation (+55.7%), Anheuser-Busch (+47.6%), SYSCO Corporation (+46.8%), and Union Pacific Corporation (+43.8%). Even after advances of this magnitude, the average P/E ratio on our top ten holdings is still 20% below the multiple for the S&P 500 Index, so we are optimistic about future performance.

  Concurrent with our stock selection focus, we carefully managed portfolio risk as market volatility increased. Our principal tool in this regard is controlling position size and sector weightings. We have occasionally trimmed large positions when price gains pushed stock valuations beyond our annual targets or raised industry weightings to uncomfortable levels. Adhering to this approach, we locked in substantial gains on our positions in Emerson Electric, AOL Time Warner, Stilwell Financial and Cintas. At the end of the latest quarter, no single equity position accounted for more than 5% of the portfolio.

  Bear markets are certainly challenging, but they come with the territory. Since market timing is almost always a losing proposition, we think long-term investors should stay the course. In a more positive light, declining markets create opportunities to buy stocks that were previously overpriced. Sun Microsystems and Applied Materials, for example, are solid companies with commanding industry positions. We have also added to our holdings of Dell Computer, Intel, and Texas Instruments during the last year.

  We will continue to focus on long-term ownership of quality businesses with solid cash-generating capability. While bewilderingly unpredictable in the short run, we are confident that stock prices will parallel business performance in the long run. Viewing dividend increases as a sign of management confidence, we are pleased that our companies have increased cash dividends at three times the market rate during the last five years. We expect continued dividend increases, along with strategic acquisitions and share repurchases, as our companies effectively reinvest free cash flows to increase shareholder value.

  We are gratified that value-based fundamental investing is back in favor, as this plays to our strength. We will continue to manage as we have, mindful of risk as we work to enhance your wealth.

Fixed Income Review

         "The instability of the economy is equaled only by the instability of economists."

                                               --John H. Williams, 1956.

  As we had been expecting, during the twelve-month period ended March 31, 2001, the yield curve steepened considerably with the yields on one- to two-year securities declining by approximately 225 basis points,(1) while long rates, as measured by thirty-year bonds, declined less than 0.4%. This resultant steepening of the yield curve was of significant benefit to fixed income investors, particularly those that concentrate on the intermediate portion of the yield curve. During this period, the Lehman Intermediate U.S. Government/Credit Index posted a return of 12.16%. I am pleased to report that the fixed income portion of the Fund continued to outperform its benchmark, posting a return of 12.49%.

  The Fund's outperformance during this period was primarily attributable to the portfolio's concentration in intermediate securities and a relatively high weighting in U.S. Treasury, government agency and mortgage-backed securities, which were the best performing sectors over this period. Additionally, our underweighting in corporate bonds during this period was additive to returns, as yield spreads in the corporate sector generally widened during this period as a result of fears of further credit deterioration.

  More recently, we have begun to reduce the Fund's exposure to U.S. Treasury securities and increase our holdings in corporate bonds, which we believe offer the most compelling returns going forward. Indeed, our corporate bond holdings are now in excess of 45% of the fixed income portion of the portfolio, which is the highest percentage exposure to this sector that we have had since the Fund's inception.

  Last year, we believed the Federal Reserve was tightening credit conditions far more than was warranted, and, in fact, probably was the primary reason for the significant price declines of the U.S. equity markets. Presently, we are equally concerned that this recent succession of interest rate cuts will also prove to be excessive, which could lead to pressure on interest rates in the latter part of the year. Accordingly, we continue to urge fixed income investors to acquire neck braces and shoulder harnesses as market participants will continue to be whipsawed by a hyperactive Federal Reserve Board. The current debate on Wall Street about the economy can be characterized as alphabet soup, with one school of thought being that we will experience a V-shaped recovery, another group believing in the U-shaped recovery and the most pessimistic participants expecting the so-called L-shaped recovery. In addition, many market pundits continue to adhere to the ill-conceived four words: "It's different this time," and believe that this recent spate of interest rates cuts will not lead to a meaningful economic recovery because "it's different this time." We, on the other hand, tend to believe that this easing of monetary policy will eventually jump start the economy and, in the not too distant future, I would not be surprised to hear about concerns of an overheated economy once again.

  If the yield curve remains positive and/or steepens even further, we believe this should result in favorable conditions for Fund shareholders as it is this type of market that typically fosters the best

---------------
(1) 100 basis points = 1%.

returns in so-called spread assets, i.e., corporate bonds and mortgage-backed securities, which represent the majority of our holdings at this point.

  The thing we remain most steadfast about is that the economy and the markets will continue to confound the consensus.

  As always, we appreciate your continued confidence and trust.

                                             James B. Hagerty, CFA
                                              Dale H. Rabiner, CFA
                                             Peter A. Sorrentino, CFA

April 24, 2001
DJIA 10454.3

                 ---------------------------------------------

U.S. Small-Capitalization Value Trust

     For the quarter, the Fund's Institutional Class rose 5.7%, compared to a gain of 1.0% for the Russell 2000 Value and losses of -6.5% for the Russell 2000 and -11.9% for the S&P 500. For the fiscal year ending March 31, 2001, the Fund's Institutional Class returned 22.5%, compared to returns of 19.5% for the Russell 2000 Value, -15.3% for the Russell 2000, and -21.7% for the S&P 500.

  During the last twelve months, the U.S. equity market continued to exhibit the extreme volatility that has become almost commonplace. Amidst this turmoil, small-cap value stocks were the best performing domestic asset class by a wide margin. In turn, the Fund's portfolio outperformed the Russell 2000 Value by 200 basis points.(2) One of the catalysts for this outperformance was the long-awaited return to evaluating companies on a sound, fundamental basis. In late 1999 and early 2000, investors focused almost exclusively on technology and biotechnology and ignored our holdings. The favored companies had rapidly accelerating stock prices, but often no profits and only hastily assembled business plans. As we have mentioned previously, we believe investors will always return to the long-term fundamental drivers of markets: earnings, valuations and economic worth. A second catalyst was the relative valuation levels of small-cap value stocks. These stocks -- completely ignored during the tech-dominated growth momentum rally of 1999 and early 2000 -- had reached historically low valuation levels versus the overall U.S. equity market. Beginning in March 2000, investors apparently could no longer ignore this situation.

  Early in the fiscal year, the deteriorating fundamentals and prices in the technology sector, particularly among Internet companies, dominated the equity markets. More recently, investor concerns about the depth and the length of the current U.S. economic slowdown have become the market's focus. The Federal Reserve's initial 50-basis-point rate cut on January 3 sparked optimism that quick Fed action would moderate the economic downturn and hasten a quick recovery. As a result, the market rallied broadly in January 2001, with many of the year 2000's poorest performing stocks leading the upswing. Despite two additional 50-basis-point cuts in the quarter, the seemingly endless stream of corporate

---------------
(2) 100 basis points = 1%.

profit warnings subsequently captured investors' focus. Consequently, U.S. equity markets were sharply lower in the last two months of the quarter, easily wiping out January's gains in most sectors. Day-to-day volatility was high as investors' confidence in the economy varied dramatically. In this market decline, small-cap value stocks' low relative valuations provided substantial support, as the stocks fell much less than other asset classes -- their valuations already fully reflected depressed expectations for earnings and the economy.

  Our consistent adherence to our investment philosophy and process is again producing results consistent with our long-term expectations. The portfolio has rallied compared to the overall market as investors shifted back toward evaluating stocks on a fundamental basis, not solely on overly optimistic growth expectations. Indeed, as mentioned above, stock returns over the past twelve months confirm that valuation does matter. As an example, despite the economic turmoil, some of the Fund's economically sensitive holdings provided the strongest contribution this quarter to the portfolio's return relative to the benchmarks. Our textiles, retailers, housing, metals, and manufacturing stocks performed better than the index holdings in each sector. Their economic sensitivity, given their solid fundamentals, was less important than their extremely low valuations and expectations in the face of serious economic concerns.

  The portfolio's relative return in the fiscal year also benefited from our low weightings in technology, the growth sector that continues to be hit hard as expectations adjust down from the extreme levels of last year. Technology stocks, with their still-high expectations, reported some of the greatest earnings disappointments recently, and certainly have been the year's worst performers. Another significant contributor to the portfolio's market-leading performance in 2001 has been the rebound in the smallest stocks in the portfolio. In 2000, these stocks lagged the rest of the small-cap market and had reached the deepest valuation discount. With the Fed's surprise action in early January to lower interest rates, these stocks moved sharply higher. With the market's later retrenchment, these smallest-cap value stocks had the low valuations that enabled them to hold up as well or better than the rest of the small-cap market.

  Some technology stocks, particularly in the semiconductor manufacturing equipment and cable/fiber infrastructure areas, have fallen far enough to reach attractive valuation levels. We have begun to invest in the stocks that we identify as having sustainable earnings and have returned to normal price levels. At the same time, we have been reducing our holdings in the homebuilding sector as these stocks performed very well in late 2000 and early 2001. We have been selling these stocks as they reached our sell targets based on valuations and/or market capitalization.

  Despite the portfolio's strong performance in late 2000 and early 2001, valuations in the portfolio remain at historically low levels compared to the rest of the U.S. equity market and the Russell 2000 Value Index. These attractive valuations provide the potential for continued strong performance regardless of the market's direction. If the market continues to falter, the portfolio's low valuations and low earnings expectations should provide downside protection. Historically, the portfolio's return has been defensive versus its benchmarks during difficult times. During the first quarter, for instance, on days when the Russell 2000 Value, Russell 2000, or S&P 500 was down, the Fund's portfolio was down less, on average, than that index. On the other hand, should signs of economic recovery begin to accumulate, our portfolio, with its dedication to value investing, has had a consistent tendency to perform well during economic turnarounds. In the past, Fed rate cuts have often been the stimulus for economic recovery. Small-cap value stocks in general and the Fund's consistent value style in particular have been strong performers when the Fed was lowering short-term rates. In summary, this point in market and economic cycles tends to be positive for small-cap value and should enable our portfolio to extend its recent run of outperformance.

                                             Henry F. Otto
                                             Steven M. Tonkovich

April 25, 2001
DJIA 10625.2

                 ---------------------------------------------

Performance Information
Legg Mason Investors Trust, Inc.

Total Returns for Life of Class as of March 31, 2001

     The returns shown on the following pages are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

     Each Fund offers Primary Class and Institutional Class shares. (The Institutional Class was formerly referred to as Navigator Class.) Balanced Trust offers an additional class of shares: Financial Intermediary Class. Information about the Primary Class, offered to retail investors, is contained in a separate report to its shareholders.

Performance Comparison of a $10,000 Investment in Primary Class Shares as of March 31, 2001

  The total return for both the Institutional and Financial Intermediary Classes of Balanced Trust from inception (March 16, 2001) to March 31, 2001, is +0.52%. Due to the limited operating history of the Institutional and Financial Intermediary Classes, the following graph compares, for illustrative purposes, the Fund's Primary Class performance since inception versus the Lipper Balanced Fund Index, the Standard & Poor's 500 Stock Composite Index, and the Lehman Intermediate Government/Credit Index. The graph illustrates the cumulative total return of an initial $10,000 investment made at the Fund's Primary Class inception (October 1, 1996). The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the securities market indices do not include any transaction costs associated with buying and selling securities in the indices or other administrative expenses. Both the Fund's results and the indices' results assume reinvestment of all dividends and distributions.

Balanced Trust -- Primary Class

                                                               CUMULATIVE    AVERAGE ANNUAL
                                                              TOTAL RETURN    TOTAL RETURN
                                                              ------------   --------------
One Year                                                          -3.68%          -3.68%
Life of Class+                                                   +27.73           +5.59

---------------
+ Inception date:  October 1, 1996.

                                                                                       STANDARD & POOR'S     LEHMAN INTERMEDIATE
                                           BALANCED TRUST        LIPPER BALANCED      500 STOCK COMPOSITE     GOVERNMENT/CREDIT
                                           PRIMARY CLASS          FUND INDEX(1)             INDEX(2)               INDEX(3)
                                           --------------        ---------------      -------------------    -------------------
10/1/96                                       $10000                 $10000                 $10000                 $10000
                                               10383                  10559                  10833                  10245
3/31/97                                        10202                  10609                  11124                  10233
                                               11114                  11752                  13066                  10535
                                               12026                  12507                  14044                  10819
                                               12325                  12703                  14448                  11051
3/31/98                                        13038                  13708                  16463                  11223
                                               12850                  13916                  17007                  11435
                                               11941                  13111                  15315                  11948
                                               13016                  14619                  18576                  11983
3/31/99                                        12687                  14854                  19503                  11961
                                               13092                  15521                  20879                  11913
                                               12343                  14878                  19573                  12023
                                               12838                  15932                  22485                  12030
3/31/00                                        13262                  16406                  23001                  12210
                                               13235                  16209                  22390                  12417
                                               13316                  16531                  22173                  12774
                                               13278                  16312                  20438                  13247
3/31/01                                        12773                  15495                  18015                  13696

---------------
 (1) The Lipper Balanced Fund Index is composed of approximately 30 funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds with stock/bond ratio ranges of approximately 60%/40%. Index returns are for the periods beginning September 30, 1996.
 (2) An unmanaged index of widely held common stocks. Index returns are for the periods beginning September 30, 1996.
 (3) The Lehman Intermediate Government/Credit Index includes government and corporate bond securities, including U.S. Government Treasury and agency securities, corporate and Yankee bonds. The index returns are market value weighted, inclusive of accrued interest, and include bonds with maturities between 1 and 10 years. Index returns are for the periods beginning September 30, 1996.

Performance Comparison of a $1,000,000 Investment in Institutional Class Shares as of March 31, 2001

  The following graph compares U.S. Small-Cap's total returns against that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund's results and the indices' results assume reinvestment of all dividends and distributions.

U.S. Small-Cap Value Trust -- Institutional Class

                                                               CUMULATIVE    AVERAGE ANNUAL
                                                              TOTAL RETURN    TOTAL RETURN
                                                              ------------   --------------
One Year                                                         +22.53%         +22.53%
Life of Class+                                                    -2.81           -1.02

---------------
+ Inception date:  June 19, 1998.

                                                                 U.S. SMALL-CAP VALUE TRUST
                                                                    INSTITUTIONAL CLASS               RUSSELL 2000 INDEX(4)
                                                                 --------------------------           ---------------------
6/19/98                                                                  $1000000                           $1000000
9/30/98                                                                    797379                             798500
                                                                           880040                             928800
3/31/99                                                                    794355                             878400
                                                                           964581                            1015000
9/30/99                                                                    857405                             950800
                                                                           844398                            1126200
3/31/00                                                                    793191                            1206000
                                                                           774380                            1160400
9/30/00                                                                    853803                            1173200
                                                                           919641                            1092200
3/31/01                                                                    971900                            1021100

---------------
 (4) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 7.5% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $466 million. Index returns are for the periods beginning June 30, 1998.

Balanced Trust

SELECTED PORTFOLIO PERFORMANCE (A)

Strong performers for the year ended March 31, 2001(B)
-------------------------------------------------------
 1.   CVS Corporation                          +55.7%
 2.   Anheuser-Busch Companies, Inc.           +47.6%
 3.   SYSCO Corporation                        +46.8%
 4.   Union Pacific Corporation                +43.8%
 5.   Charter One Financial, Inc.              +41.5%
 6.   Fannie Mae                               +41.0%
 7.   Mellon Financial Corporation             +37.4%
 8.   Abbott Laboratories                      +34.1%
 9.   Johnson & Johnson                        +24.8%
10.   Texaco Inc.                              +23.8%

 Weak performers for the year ended March 31, 2001(B)
-------------------------------------------------------
 1.   Nortel Networks Corporation               -77.7%
 2.   Intel Corporation                        -60.1%
 3.   WorldCom, Inc.                           -58.8%
 4.   Dell Computer Corporation                -52.4%
 5.   Microsoft Corporation                    -48.5%
 6.   Broadwing Inc.                           -48.5%
 7.   AOL Time Warner Inc.                     -40.3%
 8.   The Home Depot, Inc.                     -33.2%
 9.   The Walt Disney Company                  -30.9%
10.   McDonald's Corporation                   -29.3%

(A) Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.

(B) Securities held for the entire year.

PORTFOLIO CHANGES

   Securities added during the 1st quarter 2001
--------------------------------------------------
Biomet, Inc.
Caterpillar Financial Services Corporation, 6.09%,
  3/1/04
DaimlerChrysler North America Holding Corp.,
  7.75%, 5/27/03
Ford Motor Credit Company, 6.875%, 2/1/06
Gap Incorporated, 6.9%, 9/15/07
General Electric Capital Corporation, 6.5%,
  12/10/07
Government National Mortgage Association, 6%,
  12/15/99
Government National Mortgage Association, 6%,
  3/15/29
Hewlett-Packard Company, 7.15%, 6/15/05
International Paper Capital Trust, Inc., Cv.
Jefferson-Pilot Corporation
J.P. Morgan Chase & Co.
Lincoln National Corporation
Unilever Capital Corporation, 6.875%, 11/1/05
United States Treasury Notes, 5.5%, 2/28/03
United States Treasury Notes, 5.25%, 8/15/03
United States Treasury Notes, 5.25%, 5/15/04
The Walt Disney Company, 5.125%, 12/15/03

   Securities sold during the 1st quarter 2001
--------------------------------------------------
Fannie Mae, 6%, 1/1/27
General Electric Capital Corporation, 6.29%,
  12/15/07
Government National Mortgage Association, 8%,
  2/15/30 - 7/15/30
United States Treasury Notes, 6.625%, 3/31/02

U.S. Small-Capitalization Value Trust(A)

SELECTED PORTFOLIO PERFORMANCE(B)

Strong performers for the year ended March 31, 2001(C)
-------------------------------------------------------
 1.   Standard Commercial Corporation         +235.7%
 2.   Hancock Fabrics, Inc.                   +162.6%
 3.   Universal Corporation                   +161.8%
 4.   Hovnanian Enterprises, Inc.             +134.6%
 5.   Alliant Techsystems Inc.                +125.6%
 6.   Koss Corporation                        +125.5%
 7.   Woodward Governor Company               +123.4%
 8.   Interpool, Inc.                         +121.7%
 9.   The Ryland Group, Inc.                  +121.3%
10.   Penn Virginia Corporation               +117.8%

 Weak performers for the year ended March 31, 2001(C)
-------------------------------------------------------
 1.   Del Global Technologies Corp.             -86.8%
 2.   Personal Group of America, Inc.          -80.4%
 3.   RailWorks Corporation                    -78.4%
 4.   Travis Boats & Motors, Inc.              -74.5%
 5.   Superior TeleCom Inc.                    -72.8%
 6.   Catalina Lighting, Inc.                  -72.6%
 7.   SOS Staffing Services, Inc.              -71.8%
 8.   Printronix, Inc.                         -71.5%
 9.   Hayes Lemmerz International, Inc.        -70.8%
10.   OrthAlliance, Inc.                       -70.5%

(A) Portfolio changes are not reported for U.S. Small-Cap due to the Fund's high volume of trading.

(B) Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.

(C) Securities held for the entire year.

Statement of Net Assets
Legg Mason Investors Trust, Inc.
March 31, 2001
(Amounts in Thousands)

Balanced Trust

                                                              Shares/Par        Value
--------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 64.7%
Basic Materials -- 2.6%
  Construction and Building Materials -- 1.9%
  Martin Marietta Materials, Inc.                                   30         $ 1,281
                                                                               -------

  Paper and Forest Products -- 0.7%
  International Paper Capital Trust, Inc., Cv. Preferred            11             477
                                                                               -------

Capital Goods -- 7.2%
  Electrical Equipment -- 1.3%
  Emerson Electric Company                                          14             843
                                                                               -------

  Machinery (Diversified) -- 2.0%
  Dover Corporation                                                 38           1,362
                                                                               -------

  Manufacturing (Diversified) -- 3.9%
  Illinois Tool Works Inc.                                          29           1,648
  Tyco International Ltd.                                           23             994
                                                                               -------
                                                                                 2,642
                                                                               -------
Communications Services -- 3.2%
  Telephone -- 3.2%
  Broadwing Inc.                                                    69           1,322(A)
  WorldCom, Inc.                                                    44             822(A)
                                                                               -------
                                                                                 2,144
                                                                               -------
Consumer Cyclicals -- 5.1%
  Automobiles -- 1.2%
  Ford Motor Company                                                30             844
                                                                               -------

  Retail (Building Supplies) -- 0.8%
  The Home Depot, Inc.                                              12             517
                                                                               -------

  Retail (General Merchandise) -- 2.4%
  Target Corporation                                                45           1,624
                                                                               -------

  Services (Commercial and Consumer) -- 0.7%
  Cintas Corporation                                                12             473
                                                                               -------

Consumer Staples -- 11.3%
  Beverages (Alcoholic) -- 2.7%
  Anheuser-Busch Companies, Inc.                                    40           1,837
                                                                               -------

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                                              Shares/Par        Value
--------------------------------------------------------------------------------------
Consumer Staples -- Continued
  Distributors (Food and Health) -- 0.8%
  SYSCO Corporation                                                 20         $   530
                                                                               -------

  Entertainment -- 3.5%
  AOL Time Warner Inc.                                              30           1,184(A)
  The Walt Disney Company                                           40           1,144
                                                                               -------
                                                                                 2,328
                                                                               -------
  Restaurants -- 2.6%
  McDonald's Corporation                                            67           1,766
                                                                               -------

  Retail (Drug Stores) -- 1.7%
  CVS Corporation                                                   20           1,170
                                                                               -------
Energy -- 4.9%
  Oil (International Integrated) -- 4.0%
  BP Amoco Plc                                                      19             960
  Texaco Inc.                                                        8             531
  TotalFinaElf S.A.                                                 18           1,223
                                                                               -------
                                                                                 2,714
                                                                               -------
  Oil and Gas (Drilling and Equipment) -- 0.9%
  ENSCO International Incorporated                                   9             308
  Nabors Industries, Inc.                                            5             265(A)
                                                                               -------
                                                                                   573
                                                                               -------
Financials -- 12.8%
  Banks (Major Regional) -- 2.2%
  Mellon Financial Corporation                                      36           1,459
                                                                               -------

  Financial (Diversified) -- 7.7%
  Blackrock North American Government Income Trust, Inc.            48             474
  Chateau Communities, Inc.                                         10             302
  Citigroup Inc.                                                    47           2,114
  Fannie Mae                                                        23           1,807
  J.P. Morgan Chase & Co.                                           11             494
                                                                               -------
                                                                                 5,191
                                                                               -------
  Insurance (Life/Health) -- 0.8%
  Jefferson-Pilot Corporation                                        4             272
  Lincoln National Corporation                                       6             246
                                                                               -------
                                                                                   518
                                                                               -------

                                                              Shares/Par        Value
--------------------------------------------------------------------------------------
Financials -- Continued
  Investment Management -- 1.0%
  Stilwell Financial, Inc.                                          25         $   670
                                                                               -------
  Savings and Loan Companies -- 1.1%
  Charter One Financial, Inc.                                       26             736
                                                                               -------
Health Care -- 10.0%
  Health Care (Diversified) -- 4.6%
  Abbott Laboratories                                               23           1,085
  Johnson & Johnson                                                 23           1,986
                                                                               -------
                                                                                 3,071
                                                                               -------
  Health Care (Drugs/Major Pharmaceuticals) -- 3.8%
  Merck & Co., Inc.                                                 24           1,822
  Pharmacia Corporation                                             15             755
                                                                               -------
                                                                                 2,577
                                                                               -------
  Health Care (Medical Products and Supplies) -- 1.6%
  Biomet, Inc.                                                       7             268
  Guidant Corporation                                               10             450(A)
  Medtronic, Inc.                                                    7             334
                                                                               -------
                                                                                 1,052
                                                                               -------
Technology -- 6.4%
  Communications Equipment -- 0.2%
  Nortel Networks Corporation                                        9             132
                                                                               -------
  Computers (Hardware) -- 3.1%
  Dell Computer Corporation                                         52           1,336(A)
  International Business Machines Corporation                        6             539
  Sun Microsystems, Inc.                                            16             241(A)
                                                                               -------
                                                                                 2,116
                                                                               -------
  Computers (Software/Services) -- 0.8%
  Microsoft Corporation                                             10             547(A)
                                                                               -------

  Electronics (Semiconductors) -- 1.8%
  Intel Corporation                                                 22             579
  Texas Instruments Incorporated                                    20             619
                                                                               -------
                                                                                 1,198
                                                                               -------

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                                  Rate          Maturity Date          Shares/Par        Value
---------------------------------------------------------------------------------------------------------------
Technology -- Continued
  Equipment (Semiconductors) -- 0.5%
  Applied Materials, Inc.                                                                     8         $   331(A)
                                                                                                        -------
Transportation -- 1.2%
  Railroads -- 1.2%
  Union Pacific Corporation                                                                  14             787
                                                                                                        -------
Total Common Stocks and Equity Interests (Identified Cost -- $37,381)                                    43,510
---------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 15.5%
  Automobiles -- 1.8%
  DaimlerChrysler North America Holding Corp.    7.750%            5/27/03              $   400             413
  Ford Motor Credit Company                      6.875%             2/1/06                  775             796
                                                                                                        -------
                                                                                                          1,209
                                                                                                        -------
  Banking and Finance -- 2.8%
  Associates Corporation of North America        5.500%            2/15/02                  400             402
  General Electric Capital Corporation           6.500%            12/10/07                 750             784
  Merrill Lynch & Co., Inc.                      6.000%            11/15/04                 700             710
                                                                                                        -------
                                                                                                          1,896
                                                                                                        -------
  Computers (Hardware) -- 1.1%
  Hewlett-Packard Company                        7.150%            6/15/05                  700             737
                                                                                                        -------
  Consumer Services -- 1.2%
  Procter & Gamble Company                       6.600%            12/15/04                 800             839
                                                                                                        -------
  Entertainment -- 1.0%
  The Walt Disney Company                        5.125%            12/15/03                 700             700
                                                                                                        -------
  Finance -- 1.2%
  General Motors Acceptance Corporation          6.300%             7/8/02                  770             781
                                                                                                        -------
  Food -- 1.2%
  Unilever Capital Corporation                   6.875%            11/1/05                  750             787
                                                                                                        -------
  Hotels and Restaurants -- 1.0%
  Hilton Hotels Corp.                            5.000%            5/15/06                  800             692
                                                                                                        -------
  Machinery (Diversified) -- 0.5%
  Caterpillar Financial Services Corporation     6.090%             3/1/04                  325             330
                                                                                                        -------

                                                  Rate          Maturity Date          Shares/Par        Value
---------------------------------------------------------------------------------------------------------------
  Media -- 1.1%
  Tribune Company                                6.500%            7/30/04              $   700         $   707
                                                                                                        -------
  Retail (Specialty-Apparel) -- 1.1%
  Gap Incorporated                               6.900%            9/15/07                  725             716
                                                                                                        -------
  Transportation -- 0.8%
  Union Pacific Corporation                      5.780%            10/15/01                 550             551
                                                                                                        -------
  Waste Management -- 0.7%
  Waste Management Inc.                          4.000%             2/1/02                  500             488
                                                                                                        -------
Total Corporate Bonds and Notes (Identified
  Cost -- $10,308)                                                                                       10,433
---------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 14.3%
Fixed-Rate Securities -- 13.3%
Fannie Mae                                       5.125%            2/13/04                  750             757
Fannie Mae                                       6.500%            8/15/04                  700             734
Fannie Mae                                       6.770%             9/1/05                  375             397
Fannie Mae                                       7.125%            2/15/05                  375             401
Fannie Mae                                       7.250%            1/15/10                  350             387
Federal Farm Credit Bank                         5.520%            2/25/02                  600             605
United States Treasury Notes                     5.250%            8/15/03                1,000           1,021
United States Treasury Notes                     5.250%            5/15/04                1,000           1,024
United States Treasury Notes                     5.500%            2/28/03                1,000           1,022
United States Treasury Notes                     6.000%            8/15/09                  500             535
United States Treasury Notes                     6.500%            5/15/05                  930             997
United States Treasury Notes                     6.500%            10/15/06               1,000           1,086
                                                                                                        -------
                                                                                                          8,966
                                                                                                        -------
Stripped Securities -- 1.0%
United States Treasury STRIPS                    0.000%            8/15/05                  200             164(B)
United States Treasury STRIPS                    0.000%            11/15/05                 300             242(B)
United States Treasury STRIPS                    0.000%            5/15/06                  300             237(B)
                                                                                                        -------
                                                                                                            643
                                                                                                        -------
Total U.S. Government and Agency Obligations
  (Identified Cost -- $9,341)                                                                             9,609
---------------------------------------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                                  Rate          Maturity Date          Shares/Par        Value
---------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed
  Securities -- 4.6%
Fixed-Rate Securities -- 4.6%
Government National Mortgage Association         6.000%       8/15/28 to 3/15/31        $ 3,135         $ 3,080
                                                                                                        -------
Total U.S. Government Agency Mortgage-Backed
  Securities (Identified Cost -- $3,083)                                                                  3,080
---------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 8.8%
State Street Bank & Trust Company
  4.75%, dated 3/30/01, to be repurchased at
  $5,945 on 4/2/01 (Collateral: $6,010 Fannie
  Mae mortgage-backed securities, 6.4%, due
  9/27/01, value $6,065)                                                                  5,943           5,943
                                                                                                        -------
Total Repurchase Agreements (Identified Cost -- $5,943)                                                   5,943
---------------------------------------------------------------------------------------------------------------
Total Investments -- 107.9% (Identified Cost -- $66,056)                                                 72,575
Other Assets Less Liabilities -- (7.9)%                                                                  (5,303)
                                                                                                        -------
NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to:
  3,090 Primary Class shares outstanding                                                $34,700
    28 Institutional Class shares outstanding                                               843
  2,662 Financial Intermediary Class shares outstanding                                  21,135
Undistributed net investment income                                                         162
Accumulated net realized gain/(loss) on investments                                       3,913
Unrealized appreciation/(depreciation) of investments                                     6,519
                                                                                        -------
NET ASSETS -- 100.0%                                                                                    $67,272
                                                                                                        =======
NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                                          $11.64
                                                                                                        =======
  INSTITUTIONAL CLASS                                                                                    $11.64
                                                                                                        =======
  FINANCIAL INTERMEDIARY CLASS                                                                           $11.64
                                                                                                        =======
---------------------------------------------------------------------------------------------------------------

(A)Non-income producing.

(B)STRIPS -- Separate Trading of Registered Interest and Principal of Securities. This is a pre-stripped zero coupon bond that is a direct obligation of the U.S. Treasury.

See notes to financial statements.

Statement of Net Assets
Legg Mason Investors Trust, Inc.
March 31, 2001
(Amounts in Thousands)

U.S. Small-Capitalization Value Trust

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 96.8%
 Basic Materials -- 9.9%
  Agricultural Products -- 1.6%
  Standard Commercial Corporation                                    9              $   103
  The Anderson's Inc.                                                6                   54
  Universal Corporation                                             25                  974
                                                                                    -------
                                                                                      1,131
                                                                                    -------
  Aluminum -- 0.1%
  Commonwealth Industries, Inc.                                     11                   47
                                                                                    -------
  Chemicals -- 0.3%
  Aceto Corporation                                                  3                   29
  Georgia Gulf Corporation                                          10                  179
  Hawkins, Inc.                                                      3                   29
                                                                                    -------
                                                                                        237
                                                                                    -------
  Chemicals (Specialty) -- 2.0%
  A. Schulman, Inc.                                                 19                  228
  American Vanguard Corporation                                      1                   14
  Bairnco Corporation                                                6                   43
  Ethyl Corporation                                                 89                  134
  International Specialty Products Inc.                             22                  180(A)
  NL Industries, Inc.                                               39                  654
  Quaker Chemical Corporation                                        7                  119
  USEC Inc.                                                          3                   23
                                                                                    -------
                                                                                      1,395
                                                                                    -------
  Construction Materials -- 0.9%
  Oglebay Norton Company                                             3                   87
  Texas Industries, Inc.                                            18                  520
                                                                                    -------
                                                                                        607
                                                                                    -------
  Containers and Packaging (Paper) -- 0.5%
  Mail-Well, Inc.                                                   32                  155(A)
  Northern Technologies International Corporation                    2                   11
  Rock-Tenn Company                                                 22                  175
                                                                                    -------
                                                                                        341
                                                                                    -------
  Paper and Forest Products -- 1.5%
  Baltek Corporation                                                 1                    4(A)
  BCT International, Inc.                                            3                    4(A)
  Buckeye Technologies Inc.                                         30                  339(A)
  FiberMark, Inc.                                                    5                   60(A)
  Louisiana-Pacific Corporation                                     16                  154

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Basic Materials -- Continued
  Paper and Forest Products -- Continued
  Nortek, Inc.                                                       9              $   241(A)
  Pope & Talbot, Inc.                                               12                  147
  Workflow Management, Inc.                                         11                   65(A)
                                                                                    -------
                                                                                      1,014
                                                                                    -------
  Steel Products -- 1.2%
  Commercial Metals Company                                         11                  276
  Friedman Industries, Incorporated                                  5                   13
  Niagara Corporation                                                5                   10(A)
  Quanex Corporation                                                11                  204
  Roanoke Electric Steel Corporation                                 3                   53
  Steel Technologies Inc.                                            9                   56
  Synalloy Corporation                                               2                    8
  Universal Stainless & Alloy Products, Inc.                         3                   25(A)
  Worthington Industries, Inc.                                      20                  183
                                                                                    -------
                                                                                        828
                                                                                    -------
  Steel (Producers) -- 1.8%
  AK Steel Holding Corporation                                      70                  698
  Gibraltar Steel Corporation                                       11                  171(A)
  Northwest Pipe Company                                             6                   77(A)
  Steel Dynamics, Inc.                                              31                  345(A)
                                                                                    -------
                                                                                      1,291
                                                                                    -------
Capital Goods -- 20.0%
  Aerospace/Defense -- 1.9%
  Alliant Techsystems Inc.                                           7                  624(A)
  Ducommun Incorporated                                              3                   33(A)
  Kellstrom Industries, Inc.                                        10                   28(A)
  Ladish Co., Inc.                                                   9                  105(A)
  Triumph Group, Inc.                                                9                  338(A)
  Woodward Governor Company                                          4                  216
                                                                                    -------
                                                                                      1,344
                                                                                    -------
  Containers (Metal and Glass) -- 1.2%
  Ball Corporation                                                  14                  656
  Silgan Holdings Inc.                                              15                  167(A)
                                                                                    -------
                                                                                        823
                                                                                    -------
  Electrical Equipment -- 1.1%
  A.O. Smith Corporation                                             9                  174
  ACT Manufacturing, Inc.                                           10                  111(A)
  Ault Incorporated                                                  3                   13(A)
  Boston Acoustics, Inc.                                             4                   46

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Capital Goods -- Continued
  Electrical Equipment -- Continued
  Catalina Lighting, Inc.                                            4              $     5(A)
  Cohu, Inc.                                                        11                  174
  Herley Industries, Inc.                                            5                   65(A)
  Koss Corporation                                                   2                   71(A)
  Tech/Ops Sevcon, Inc.                                              1                   11
  XeTel Corporation                                                  2                    8(A)
  Zomax Incorporated                                                21                  106(A)
                                                                                    -------
                                                                                        784
                                                                                    -------
  Engineering and Construction -- 1.7%
  Butler Manufacturing Company                                       5                  113
  Comfort Systems USA, Inc.                                         14                   34(A)
  Corrpro Companies                                                  4                    7(A)
  Encompass Services Corporation                                    54                  264(A)
  Integrated Electrical Services, Inc.                              23                  129(A)
  MasTec, Inc.                                                      35                  475(A)
  Meadow Valley Corporation                                          2                    6(A)
  Noble International, Ltd.                                          5                   22
  Perini Corporation                                                 4                   30(A)
  RailWorks Corporation                                              3                    6(A)
  URS Corporation                                                    5                   89(A)
                                                                                    -------
                                                                                      1,175
                                                                                    -------
  Machinery (Diversified) -- 2.1%
  Cascade Corporation                                                9                  111
  Columbus McKinnon Corporation                                     13                   99
  Met-Pro Corporation                                                4                   51
  Milacron Inc.                                                     30                  540
  Pitt-Des Moines, Inc.                                              2                   63
  Raven Industries, Inc.                                             4                   65
  Shiloh Industries, Inc.                                            4                   17(A)
  TB Wood's Corporation                                              4                   33
  Tecumseh Products Company                                          6                  276
  The Manitowoc Company, Inc.                                        7                  173
                                                                                    -------
                                                                                      1,428
                                                                                    -------
  Manufacturing (Diversified) -- 4.8%
  Actuant Corporation                                                2                   26
  Allied Research Corporation                                        3                   24(A)
  Alpha Technologies Group, Inc.                                     6                   34(A)
  Ampco-Pittsburgh Corporation                                       7                   77
  Donnelly Corporation                                               3                   35
  Foilmark, Inc.                                                     5                   16(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Capital Goods -- Continued
  Manufacturing (Diversified) -- Continued
  GenCorp Inc.                                                      25              $   268
  Griffon Corporation                                               23                  183(A)
  Kaman Corporation                                                 18                  300
  Lawson Products, Inc.                                              6                  143
  Myers Industries, Inc.                                             6                   88
  NACCO Industries, Inc.                                             6                  380
  National Service Industries, Inc.                                 13                  312
  Penn Engineering & Manufacturing Corp. - Class A                   4                  156
  ROHN Industries, Inc.                                              2                    7(A)
  Spartech Corporation                                              16                  253
  Standex International Corporation                                  8                  188
  Terex Corporation                                                  6                   97(A)
  The First Years Inc.                                               2                   21
  The York Group, Inc.                                               6                   37(A)
  Tredegar Corporation                                              24                  419
  Trinity Industries, Inc.                                          14                  281
                                                                                    -------
                                                                                      3,345
                                                                                    -------
  Manufacturing (Specialized) -- 3.4%
  Albany International Corp.                                         5                   92(A)
  Astec Industries, Inc.                                            17                  215(A)
  Briggs & Stratton Corporation                                      7                  265
  Fansteel Inc.                                                      5                   20(A)
  Gehl Company                                                       4                   52(A)
  Global Imaging Systems, Inc.                                       7                   38(A)
  IKON Office Solutions, Inc.                                        1                    8
  JLG Industries, Inc.                                              49                  634
  Lincoln Electric Holdings, Inc.                                   14                  301
  PrimeSource Corporation                                            4                   15
  Regal-Beloit Corporation                                          13                  220
  SPS Technologies, Inc.                                             4                  185(A)
  York International Corporation                                    12                  343
                                                                                    -------
                                                                                      2,388
                                                                                    -------
  Metals -- 1.7%
  Chase Industries, Inc.                                            11                  126(A)
  General Cable Corporation                                         20                  213
  Metals USA, Inc.                                                  29                   77
  Mueller Industries Inc.                                           19                  562(A)
  Superior TeleCom Inc.                                             17                   60(A)
  Wolverine Tube, Inc.                                              10                  129(A)
                                                                                    -------
                                                                                      1,167
                                                                                    -------

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Capital Goods -- Continued
  Office Equipment and Supplies -- 1.8%
  Ennis Business Forms, Inc.                                        16              $   127
  New England Business Service, Inc.                                 8                  141
  The Standard Register Company                                     16                  253
  United Stationers Inc.                                            24                  584(A)
  Wallace Computer Services, Inc.                                    7                  114
                                                                                    -------
                                                                                      1,219
                                                                                    -------
  Trucks and Parts -- 0.2%
  Collins Industries, Inc.                                           5                   15
  Featherlite Inc.                                                   4                    7(A)
  Supreme Industries, Inc.                                           9                   29(A)
  Wabash National Corporation                                        7                   75
                                                                                    -------
                                                                                        126
                                                                                    -------
  Waste Management -- 0.1%
  The IT Group, Inc.                                                19                   84(A)
                                                                                    -------
Consumer Cyclicals -- 33.5%
  Auto Parts and Equipment -- 4.2%
  ArvinMeritor, Inc.                                                49                  675
  Bandag, Incorporated - Class A                                     4                   78
  BorgWarner, Inc.                                                   9                  349
  Cooper Tire & Rubber Company                                      53                  598
  Dura Automotive Systems, Inc.                                     12                  103(A)
  Edelbrock Corporation                                              2                   26
  Gentek, Inc.                                                      17                  226
  Hayes Lemmerz International, Inc.                                 10                   56(A)
  Intermet Corporation                                              20                   55
  Midas, Inc.                                                       13                  172
  R & B, Inc.                                                        6                   11(A)
  Standard Motor Products, Inc.                                      2                   17
  Strattec Security Corporation                                      2                   73(A)
  TBC Corporation                                                   15                   88(A)
  Tower Automotive, Inc.                                            38                  410(A)
                                                                                    -------
                                                                                      2,937
                                                                                    -------
  Building Materials -- 2.3%
  Ameron International Corporation                                   3                  128
  Centex Construction Products, Inc.                                16                  441
  Dal-Tile International Inc.                                       22                  331(A)
  NCI Building Systems, Inc.                                        15                  255(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Building Materials -- Continued
  U. S. Concrete, Inc.                                              11              $    94(A)
  Universal Forest Products, Inc.                                   23                  351
                                                                                    -------
                                                                                      1,600
                                                                                    -------
  Consumer (Jewelry, Novelties and Gifts) -- 1.9%
  American Greetings Corporation                                    51                  542
  Department 56, Inc.                                               12                  109(A)
  Enesco Group, Inc.                                                 8                   50(A)
  Lancaster Colony Corporation                                       9                  253
  OroAmerica, Inc.                                                   4                   34(A)
  Russ Berrie and Company, Inc.                                     14                  353
                                                                                    -------
                                                                                      1,341
                                                                                    -------
  Electrical Equipment -- 0.1%
  The Lamson & Sessions Co.                                          8                   59(A)
                                                                                    -------
  Footwear -- 0.5%
  Brown Shoe Company, Inc.                                           6                  106
  Saucony, Inc.                                                      1                    8(A)
  Steven Madden, Ltd.                                                7                  104(A)
  The Stride Rite Corporation                                       13                   99
                                                                                    -------
                                                                                        317
                                                                                    -------
  Gaming, Lottery and Pari-Mutuel Companies -- 1.8%
  Black Hawk Gaming & Development Company, Inc.                      3                   25(A)
  Boyd Gaming Corporation                                           46                  155(A)
  GTECH Holdings Corporation                                        25                  692(A)
  Isle of Capri Casinos, Inc.                                       26                  274(A)
  Lakes Gaming, Inc.                                                 8                   71(A)
                                                                                    -------
                                                                                      1,217
                                                                                    -------
  Hardware and Tools -- 0.7%
  CompX International Inc.                                           5                   59
  Park-Ohio Holdings Corp.                                           9                   42(A)
  Q.E.P. Co., Inc.                                                   3                    8(A)
  Questron Technology, Inc.                                          6                   19(A)
  The Eastern Company                                                1                   19
  The L. S. Starrett Company                                         4                   74
  The Toro Company                                                   5                  216
  TransTechnology Corporation                                        4                   20
                                                                                    -------
                                                                                        457
                                                                                    -------

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Homebuilding -- 4.3%
  Beazer Homes USA, Inc.                                             6              $   240(A)
  Crossmann Communities, Inc.                                        3                   86(A)
  Del Webb Corporation                                              14                  433(A)
  DeWolfe Companies, Inc.                                            2                   16(A)
  Dominion Homes, Inc.                                               4                   32(A)
  Hovnanian Enterprises, Inc.                                       22                  310(A)
  KB HOME                                                            5                  150
  M/I Schottenstein Homes, Inc.                                      6                  179
  Palm Harbor Homes, Inc.                                            2                   23(A)
  Standard Pacific Corp.                                            23                  477
  The Ryland Group, Inc.                                            12                  477
  Trammell Crow Company                                             30                  355(A)
  Trendwest Resorts, Inc.                                            8                  178(A)
                                                                                    -------
                                                                                      2,956
                                                                                    -------
  Household Furnishings and Appliances -- 2.0%
  Bassett Furniture Industries, Incorporated                        10                  129
  Bush Industries, Inc.                                              9                  125
  Chromcraft Revington, Inc.                                         8                   80(A)
  Fedders Corporation                                               20                  113
  Flexsteel Industries, Inc.                                         4                   46
  Furniture Brands International, Inc.                              16                  389(A)
  La-Z-Boy Incorporated                                              4                   63
  The Rowe Companies                                                11                   40
  U. S. Industries, Inc.                                            65                  382
                                                                                    -------
                                                                                      1,367
                                                                                    -------
  Leisure Time (Products) -- 1.9%
  Arctic Cat, Inc.                                                   5                   70
  Brass Eagle Inc.                                                   5                   39(A)
  Coachmen Industries Inc.                                          12                  106
  Equity Marketing, Inc.                                             5                   49(A)
  GameTech International, Inc.                                      10                   43(A)
  Handleman Company                                                 24                  235(A)
  Huffy Corporation                                                  6                   36(A)
  JAKKS Pacific, Inc.                                               13                  134(A)
  Johnson Outdoors Inc.                                              6                   34(A)
  K2 Inc.                                                           11                   98(A)
  Monaco Coach Corporation                                           6                  109(A)
  Steinway Musical Instruments, Inc.                                 2                   39(A)
  Sturm, Ruger & Company, Inc.                                       9                   87

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Leisure Time (Products) -- Continued
  Thor Industries, Inc.                                              4              $    87
  Winnebago Industries, Inc.                                         7                  131
                                                                                    -------
                                                                                      1,297
                                                                                    -------
  Lodging/Hotels -- 0.7%
  MeriStar Hotels & Resorts, Inc.                                    2                    3(A)
  Prime Hospitality Corp.                                           43                  461(A)
  Suburban Lodges of America, Inc.                                   2                    9(A)
                                                                                    -------
                                                                                        473
                                                                                    -------
  Publishing -- 0.1%
  Courier Corporation                                                2                   46
                                                                                    -------
  Retail (Building Supplies) -- 0.6%
  Building Materials Holding Corporation                            12                  118(A)
  Hughes Supply, Inc.                                               20                  292
  Tractor Supply Company                                             3                   41(A)
                                                                                    -------
                                                                                        451
                                                                                    -------
  Retail (Computers and Electronics) -- 0.2%
  REX Stores Corporation                                             6                  110(A)
                                                                                    -------
  Retail (Department Stores) -- 0.1%
  Gottschalks Inc.                                                  11                   54(A)
  The Bon-Ton Stores, Inc.                                          10                   31(A)
                                                                                    -------
                                                                                         85
                                                                                    -------
  Retail (Discounters) -- 0.2%
  Duckwall-ALCO Stores, Inc.                                         4                   23(A)
  ShopKo Stores, Inc.                                               19                  148(A)
                                                                                    -------
                                                                                        171
                                                                                    -------
  Retail (Home Shopping) -- 0.5%
  Blair Corporation                                                  7                  116
  PC Connection, Inc.                                               21                  196(A)
  Spiegel, Inc.                                                      5                   38
                                                                                    -------
                                                                                        350
                                                                                    -------
  Retail (Specialty-Apparel) -- 0.7%
  Burlington Coat Factory Warehouse Corporation                      2                   41
  S&K Famous Brands, Inc.                                            3                   23(A)
  The Buckle, Inc.                                                   3                   58(A)

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Retail (Specialty-Apparel) -- Continued
  The Cato Corporation                                              13              $   193
  Wilsons The Leather Experts Inc.                                  11                  202(A)
                                                                                    -------
                                                                                        517
                                                                                    -------
  Retail (Specialty) -- 3.0%
  A.C. Moore Arts & Crafts, Inc.                                     5                   47(A)
  Brookstone, Inc.                                                   5                   80(A)
  Cache, Inc.                                                        2                    8(A)
  Casual Male Corp.                                                  9                   27
  CSK Auto Corporation                                              24                  164(A)
  Discount Auto Parts, Inc.                                         14                  109(A)
  Finlay Enterprises, Inc.                                           7                   85(A)
  First Cash, Inc.                                                   7                   37(A)
  Friedman's, Inc.                                                  13                   75
  Gart Sports Company                                                4                   48(A)
  Hancock Fabrics, Inc.                                              5                   38
  Haverty Furniture Companies, Inc.                                 10                  140
  Jo-Ann Stores, Inc.                                                6                   24(A)
  Lithia Motors, Inc.                                                7                  107(A)
  MarineMax, Inc.                                                   13                  100(A)
  Rush Enterprises, Inc.                                             5                   20(A)
  Sharper Image Corporation                                          3                   27(A)
  Shoe Carnival, Inc.                                                4                   37(A)
  Shoe Pavilion, Inc.                                                5                    5(A)
  Travis Boats & Motors, Inc.                                        1                    5(A)
  Ugly Duckling Corporation                                          8                   28(A)
  United Auto Group, Inc.                                           12                  118(A)
  Zale Corporation                                                  25                  737(A)
                                                                                    -------
                                                                                      2,066
                                                                                    -------
  Services (Advertising/Marketing) -- N.M.
  Opinion Research Corporation                                       4                   27(A)
                                                                                    -------
  Services (Commercial and Consumer) -- 4.7%
  Amerco                                                            11                  236(A)
  Capital Senior Living Corporation                                 14                   28(A)
  Central Garden & Pet Company                                      21                  179(A)
  Charles River Associates Incorporated                              8                   81(A)
  Children's Comprehensive Services, Inc.                            5                   19(A)
  Cornell Companies, Inc.                                            6                   47(A)
  Dollar Thrifty Automotive Group, Inc.                             21                  424(A)
  Exponent, Inc.                                                     3                   46(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Services (Commercial and Consumer) -- Continued
  FTI Consulting, Inc.                                               3              $    39(A)
  Horizon Health Corporation                                         4                   31(A)
  Insurance Auto Auctions, Inc.                                      8                   92(A)
  Interpool, Inc.                                                   20                  284
  Lennox International Inc.                                          8                   83
  McGrath Rentcorp                                                  10                  228
  National Equipment Services, Inc.                                 21                   58(A)
  NCH Corporation                                                    3                  129
  OrthAlliance, Inc.                                                11                   22(A)
  Refac                                                              3                    6(A)
  Schlotzsky's, Inc.                                                 5                   20(A)
  Service Corporation International                                 36                  172(A)
  StarTek, Inc.                                                      8                  118(A)
  Stewart Enterprises, Inc.                                         77                  383
  Sylvan, Inc.                                                       3                   36(A)
  The Source Information Management Company                         15                   66(A)
  Thomas Group, Inc.                                                 3                   16(A)
  Traffix, Inc.                                                     19                   40(A)
  XTRA Corporation                                                   7                  348(A)
                                                                                    -------
                                                                                      3,231
                                                                                    -------
  Textiles -- N.M.
  Dan River Inc.                                                    17                   32(A)
                                                                                    -------
  Textiles (Apparel) -- 2.4%
  Cutter & Buck Inc.                                                 9                   53(A)
  Decorator Industries, Inc.                                         2                    5
  Garan, Incorporated                                                4                   95
  Gerber Childrenswear, Inc.                                         1                    4(A)
  Haggar Corp.                                                       6                   70
  Hartmarx Corporation                                               4                   13(A)
  Jos. A. Bank Clothiers, Inc.                                       4                   22(A)
  Kellwood Company                                                  20                  409
  McNaughton Apparel Group Inc.                                      3                   40(A)
  Nautica Enterprises, Inc.                                         17                  307(A)
  OshKosh B'Gosh, Inc.                                               7                  179
  Oxford Industries, Inc.                                            6                  110
  Perry Ellis International, Inc.                                    6                   39(A)
  Sport-Haley, Inc.                                                  3                    9(A)
  Superior Uniform Group Inc.                                        1                   11
  Tandy Brands Accessories, Inc.                                     3                   20(A)

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Textiles (Apparel) -- Continued
  Tropical Sportswear Int'l Corporation                              8              $   141(A)
  UniFirst Corporation                                              12                  162
                                                                                    -------
                                                                                      1,689
                                                                                    -------
  Textiles (Home Furnishings) -- 0.6%
  Springs Industries, Inc.                                           4                  150
  WestPoint Stevens Inc.                                            32                  283
                                                                                    -------
                                                                                        433
                                                                                    -------
Consumer Staples -- 6.5%
  Beverages (Alcoholic) -- N.M.
  Todhunter International, Inc.                                      2                   18(A)
                                                                                    -------
  Beverages (Non-Alcoholic) -- 0.1%
  M&F Worldwide Corp.                                               15                   72(A)
                                                                                    -------
  Distributors (Food and Health) -- 0.7%
  Allou Health & Beauty Care, Inc.                                   5                   17(A)
  D & K Healthcare Resources, Inc.                                   3                   52
  Herbalife International, Inc.                                     17                  122
  Nash-Finch Company                                                 5                   90
  Nu Skin Enterprises, Inc.                                         17                  144
  Suprema Specialties, Inc.                                          5                   40(A)
                                                                                    -------
                                                                                        465
                                                                                    -------
  Entertainment -- 0.1%
  Movie Gallery, Inc.                                                6                   46(A)
                                                                                    -------
  Food -- 0.5%
  Michael Foods, Inc.                                                9                  254
  Pilgrim's Pride Corporation                                        9                   88
  Pilgrim's Pride Corporation - Class A                              4                   27
                                                                                    -------
                                                                                        369
                                                                                    -------
  Household Products (Non-Durables) -- 0.3%
  CPAC, Inc.                                                         4                   23
  Craftmade International, Inc.                                      3                   20
  Stepan Company                                                     7                  175
                                                                                    -------
                                                                                        218
                                                                                    -------
  Housewares -- 0.5%
  American Biltrite, Inc.                                            3                   34
  Applica Incorporated                                               8                   47(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Consumer Staples -- Continued
  Housewares -- Continued
  Associated Materials Incorporated                                  1              $    17
  Channell Commercial Corporation                                    5                   41(A)
  Foamex International Incorporated                                 13                   67(A)
  Ivex Packaging Corporation                                         4                   59(A)
  Oneida Ltd.                                                        5                   78
  Royal Appliance Mfg. Co.                                           5                   18(A)
  Summa Industries                                                   3                   26(A)
                                                                                    -------
                                                                                        387
                                                                                    -------
  Personal Care -- 0.4%
  Elizabeth Arden, Inc.                                             10                  177(A)
  Nature's Sunshine Products, Inc.                                  13                   93
                                                                                    -------
                                                                                        270
                                                                                    -------
  Restaurants -- 0.9%
  Ark Restaurants Corp.                                              3                   18(A)
  Dave & Busters, Inc.                                               2                   14(A)
  ELXSI Corporation                                                  3                   27(A)
  Garden Fresh Restaurant Corp.                                      5                   33(A)
  NPC International, Inc.                                           12                  128(A)
  PJ America, Inc.                                                   4                   31(A)
  Ryan's Family Steak Houses, Inc.                                  30                  314(A)
  Uno Restaurant Corporation                                         3                   32(A)
                                                                                    -------
                                                                                        597
                                                                                    -------
  Retail (Food Chains) -- 0.1%
  Marsh Supermarkets, Inc.                                           3                   49
                                                                                    -------
  Services -- 0.1%
  Correctional Services Corporation                                  7                   16(A)
  Healthcare Services Group, Inc.                                    8                   55(A)
                                                                                    -------
                                                                                         71
                                                                                    -------
  Services (Employment) -- 1.2%
  Butler International, Inc.                                         7                   25(A)
  CDI Corp.                                                         14                  183(A)
  General Employment Enterprises, Inc.                               4                    9
  Headway Corporate Resources, Inc.                                  5                    7(A)
  Kelly Services, Inc.                                               4                   99
  Personal Group of America, Inc.                                   20                   24(A)
  RCM Technologies, Inc.                                            10                   34(A)
  RemedyTemp, Inc.                                                   5                   55(A)
  SOS Staffing Services, Inc.                                        9                   11(A)

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Consumer Staples -- Continued
  Services (Employment) -- Continued
  Spherion Corporation                                              53              $   367(A)
  Westaff, Inc.                                                     12                   36(A)
                                                                                    -------
                                                                                        850
                                                                                    -------
  Specialty Printing -- 1.3%
  Cadmus Communications Corporation                                 10                  108
  Consolidated Graphics, Inc.                                       12                  146(A)
  John H. Harland Company                                           10                  183
  Media Arts Group, Inc.                                             9                   39(A)
  Outlook Group Corp.                                                3                   13(A)
  The Topps Company, Inc.                                           39                  390(A)
                                                                                    -------
                                                                                        879
                                                                                    -------
  Tobacco -- 0.3%
  Schweitzer-Mauduit International, Inc.                            12                  210
                                                                                    -------
Energy -- 1.8%
  Oil (International Integrated) -- 0.5%
  Holly Corporation                                                  6                  145
  Tesoro Petroleum Corporation                                      17                  208(A)
                                                                                    -------
                                                                                        353
                                                                                    -------
  Oil and Gas (Exploration and Production) -- 1.3%
  Adams Resources & Energy                                           3                   37
  Bellwether Exploration Company                                     3                   24(A)
  Berry Petroleum Company                                           18                  235
  EnergySouth, Inc.                                                  3                   56
  Giant Industries, Inc.                                             2                   18(A)
  Mercury Air Group, Inc.                                            6                   34(A)
  Penn Virginia Corporation                                          6                  235
  Prize Energy Corporation                                           9                  173(A)
  World Fuel Services Corporation                                    9                   81
                                                                                    -------
                                                                                        893
                                                                                    -------
Financials -- 12.4%
  Banks (Major Regional) -- 3.4%
  ABC Bancorp                                                        3                   31
  Allegiant Bancorp, Inc.                                            4                   41
  Arrow Financial Corporation                                        3                   61
  BancFirst Ohio Corp.                                               3                   52
  Bank of the Ozarks, Inc.                                           3                   43
  BYL Bancorp                                                        2                   23(A)
  Capital Crossing Bank                                              3                   65(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Financials -- Continued
  Banks (Major Regional) -- Continued
  Community Bank System, Inc.                                        5              $   126
  Community Trust Bancorp, Inc.                                      1                   21
  Corrus Bankshares, Inc.                                            6                  326
  Fidelity National Corporation                                      6                   32
  First Citizens Bancshares Inc.                                     6                  615
  First Oak Brook Bancshares, Inc.                                   2                   31
  GBC Bancorp                                                        2                   57
  Granite State Bankshares, Inc.                                  N.M.                    8
  Hamilton Bancorp Inc.                                              9                   66(A)
  Merchants Bancshares, Inc.                                         3                   75
  National City Bancorporation                                       7                  126(A)
  Pacific Crest Capital, Inc.                                        2                   35
  Republic First Bancorp, Inc.                                       1                    5(A)
  Simmons First National Corporation                                 4                   99
  The Trust Company Of New Jersey                                   13                  213
  Three Rivers Bancorp, Inc.                                         5                   43
  USBANCORP, Inc.                                                   10                   46
  Yardville National Bancorp                                         6                   88
                                                                                    -------
                                                                                      2,328
                                                                                    -------
  Consumer Finance -- 0.6%
  Advanta Corp.                                                     13                  209
  American Business Financial Services, Inc.                         1                   10
  Credit Acceptance Corporation                                     10                   52(A)
  Onyx Acceptance Corporation                                        5                   17(A)
  Union Acceptance Corporation                                       1                    6(A)
  World Acceptance Corporation                                      16                  105(A)
                                                                                    -------
                                                                                        399
                                                                                    -------
  Financial (Diversified) -- 0.5%
  DVI, Inc.                                                          8                  122(A)
  New Century Financial Corporation                                 13                  122(A)
  Professionals Group, Inc.                                          4                  105(A)
                                                                                    -------
                                                                                        349
                                                                                    -------
  Insurance Brokers -- 0.1%
  Healthcare Recoveries, Inc.                                        7                   29(A)
  Interstate National Dealer Services, Inc.                          3                   15(A)
  Kaye Group Inc.                                                    4                   57
                                                                                    -------
                                                                                        101
                                                                                    -------
  Insurance (Life/Health) -- 2.2%
  AmerUs Group Co.                                                  22                  668
  Cotton States Life Insurance Company                               4                   50

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Financials -- Continued
  Insurance (Life/Health) -- Continued
  Delphi Financial Group, Inc.                                      14              $   423
  National Western Life Insurance Company                            3                  230(A)
  Presidential Life Corporation                                     10                  163
  Standard Management Corporation                                    5                   19(A)
                                                                                    -------
                                                                                      1,553
                                                                                    -------
  Insurance (Multi-Line) -- 0.1%
  Penn Treaty American Corporation                                   7                   68(A)
                                                                                    -------
  Insurance (Property/Casualty) -- 2.6%
  Atlantic American Corporation                                      1                    3(A)
  Bancinsurance Corporation                                          2                   11(A)
  Donegal Group Inc.                                                 6                   68
  Merchants Group, Inc.                                              1                   19
  Philadelphia Consolidated Holding Corp.                            4                  111(A)
  Radian Group Inc.                                                  6                  438
  SCPIE Holdings Inc.                                                3                   69
  State Auto Financial Corporation                                   3                   46
  The Commerce Group, Inc.                                          26                  835
  The Midland Company                                                5                  171
  Vesta Insurance Group, Inc.                                        4                   25
                                                                                    -------
                                                                                      1,796
                                                                                    -------
  Investment Banking/Brokerage -- 0.5%
  M. H. Meyerson & Co. , Inc.                                        6                   15(A)
  Southwest Securities Group, Inc.                                  14                  252
  Stifel Financial Corp.                                             4                   52
                                                                                    -------
                                                                                        319
                                                                                    -------
  Investment Management -- N.M.
  American Physicians Service Group, Inc.                            2                    4(A)
                                                                                    -------
  Savings and Loan Companies -- 2.4%
  Alliance Bancorp of New England, Inc.                              1                    9
  Banner Corporation                                                 1                   21
  Camco Financial Corporation                                        1                   16
  Dime Community Bancshares                                          3                   71
  First Bell Bancorp, Inc.                                           3                   43
  First Defiance Financial Corp.                                     6                   89
  First Essex Bancorp, Inc.                                          2                   43
  First Federal Bankshares Inc.                                      1                   10
  Flagstar Bancorp, Inc.                                             9                  235
  GA Financial, Inc.                                                 4                   51

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Financials -- Continued
  Savings and Loan Companies -- Continued
  Hawthorne Financial Corporation                                    4              $    61(A)
  IBERIABANK Corporation                                             5                  112
  ITLA Capital Corporation                                           5                   98(A)
  Jacksonville Bancorp, Inc.                                         2                   28
  Local Financial Corporation                                        2                   25(A)
  MAF Bancorp, Inc.                                                  5                  134
  Matrix Bancorp, Inc.                                               2                   14(A)
  MetroWest Bank                                                     4                   29
  Parkvale Financial Corporation                                     5                  106
  PennFed Financial Services, Inc.                                   3                   59
  People's Bancshares, Inc.                                          3                   47
  PFF Bancorp, Inc.                                                  3                   64
  Progress Financial Corporation                                     5                   36
  St. Francis Capital Corporation                                    3                   61
  Sterling Financial Corporation                                     7                   85(A)
  Timberland Bancorp, Inc.                                           3                   36
  WSFS Financial Corporation                                         9                  117
                                                                                    -------
                                                                                      1,700
                                                                                    -------
Health Care -- 0.9%
  Health Care (Drugs/Major Pharmaceuticals) -- 0.1%
  Chattem, Inc.                                                      5                   47(A)
  Hi-Tech Pharmacal Co., Inc.                                        2                   12(A)
  USANA, Inc.                                                        3                    6(A)
                                                                                    -------
                                                                                         65
                                                                                    -------
  Health Care (Long-Term Care) -- 0.3%
  Prime Medical Services, Inc.                                      14                   78(A)
  Radiologix, Inc.                                                  15                   74(A)
  Res-Care, Inc.                                                    16                   78(A)
                                                                                    -------
                                                                                        230
                                                                                    -------
  Health Care (Medical Products and Supplies) -- 0.4%
  Candela Corporation                                                9                   72(A)
  Del Global Technologies Corp.                                      5                    6(A)
  Lakeland Industries, Inc.                                          1                    5(A)
  Medical Action Industries Inc.                                     8                   33(A)
  Minntech Corporation                                               2                   17
  Ocular Sciences, Inc.                                              5                   91(A)
  Rehabilicare Inc.                                                  2                    6(A)
  Sola International Inc.                                            5                   46(A)
  Utah Medical Products, Inc.                                        1                    9(A)
                                                                                    -------
                                                                                        285
                                                                                    -------

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Health Care -- Continued
  Health Care (Specialized Services) -- 0.1%
  Curative Health Services, Inc.                                     7              $    39(A)
                                                                                    -------
Technology -- 7.1%
  Communications Equipment -- 0.4%
  Audiovox Corporation                                              17                  132(A)
  Blonder Tongue Laboratories, Inc.                                  7                   14(A)
  Brightpoint, Inc.                                                 48                  116(A)
  Cobra Electronics Corporation                                      3                   31(A)
                                                                                    -------
                                                                                        293
                                                                                    -------
  Computers (Peripherals) -- 1.3%
  Iomega Corporation                                               208                  765(A)
  Printronix, Inc.                                                   4                   23(A)
  Rainbow Technologies, Inc.                                        22                  109(A)
                                                                                    -------
                                                                                        897
                                                                                    -------
  Computers (Software/Services) -- 0.9%
  Amplicon, Inc.                                                     6                   37
  Answerthink Inc.                                                  26                  127(A)
  Avant! Corporation                                                24                  417(A)
  Deltek Systems, Inc.                                              14                   51(A)
                                                                                    -------
                                                                                        632
                                                                                    -------
  Electronics (Component Distributors) -- 1.0%
  All American Semiconductor, Inc.                                   4                   26(A)
  Jaco Electronics, Inc.                                             4                   21(A)
  Pioneer-Standard Electronics, Inc.                                27                  328
  Richardson Electronics, Ltd.                                       6                   71
  WESCO International, Inc.                                         26                  236(A)
                                                                                    -------
                                                                                        682
                                                                                    -------
  Electronics (Instrumentation) -- 0.3%
  Hurco Companies, Inc.                                              4                   15(A)
  inTEST Corporation                                                 6                   36(A)
  K-Tron International, Inc.                                         2                   32(A)
  Mesa Laboratories, Inc.                                            2                    9(A)
  MKS Instruments, Inc.                                              5                   97(A)
                                                                                    -------
                                                                                        189
                                                                                    -------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Technology -- Continued
  Electronics (Semiconductors) -- 0.7%
  Diodes Incorporated                                                6              $    49(A)
  ESS Technology, Inc.                                              27                  157(A)
  General Semiconductor, Inc.                                       32                  304(A)
                                                                                    -------
                                                                                        510
                                                                                    -------
  Equipment (Semiconductors) -- 2.2%
  Asyst Technologies, Inc.                                          29                  373(A)
  BTU International, Inc.                                            4                   20(A)
  Electroglas, Inc.                                                  5                   83(A)
  Kulicke and Soffa Industries, Inc.                                22                  294(A)
  Semitool, Inc.                                                    17                  150(A)
  Varian Semiconductor Equipment Associates, Inc.                   18                  562(A)
                                                                                    -------
                                                                                      1,482
                                                                                    -------
  Photography/Imaging -- N.M.
  Polaroid Corporation                                               3                   11
                                                                                    -------
  Services (Computer Systems) -- 0.3%
  Manchester Technologies, Inc.                                      7                   13(A)
  Pomeroy Computer Resources, Inc.                                  11                  151(A)
  Software Spectrum, Inc.                                            3                   30(A)
                                                                                    -------
                                                                                        194
                                                                                    -------
Transportation -- 4.0%
  Air Freight -- 0.1%
  Air Methods Corporation                                            3                    8(A)
  AirNet Systems, Inc.                                               9                   39(A)
  Navigant International, Inc.                                       3                   36(A)
                                                                                    -------
                                                                                         83
                                                                                    -------
  Airlines -- 0.8%
  America West Holdings Corporation                                 32                  307(A)
  Frontier Airlines, Inc.                                           16                  193(A)
  Mesaba Holdings, Inc.                                              1                   16(A)
  Midway Airlines Corporation                                        2                   11(A)
                                                                                    -------
                                                                                        527
                                                                                    -------
  Railroads -- 0.7%
  Genesee & Wyoming Inc.                                             3                   73(A)
  The Greenbrier Companies, Inc.                                    12                  106
  Wabtec Corporation                                                23                  291
  Wisconsin Central Transportation Corporation                       1                    9(A)
                                                                                    -------
                                                                                        479
                                                                                    -------

                                                              Shares/Par             Value
-------------------------------------------------------------------------------------------
Transportation -- Continued
  Truckers -- 2.4%
  Arkansas Best Corporation                                         14              $   224(A)
  Arnold Industries, Inc.                                           19                  355
  Boyd Bros. Transportation Inc.                                     2                    4(A)
  Old Dominion Freight Line, Inc.                                    5                   52(A)
  P.A.M. Transportation Services, Inc.                               6                   43(A)
  Roadway Express, Inc.                                             15                  328
  Transport Corporation of America, Inc.                             5                   25(A)
  U.S. Xpress Enterprises, Inc.                                      5                   29(A)
  USA Truck, Inc.                                                    4                   29(A)
  USFreightways Corporation                                          9                  274
  Yellow Corporation                                                20                  341(A)
                                                                                    -------
                                                                                      1,704
                                                                                    -------
Utilities -- 0.7%
  Electric Companies -- 0.7%
  Maine Public Service Company                                       1                   31
  Public Service Company of New Mexico                              15                  447
                                                                                    -------
                                                                                        478
                                                                                    -------
Total Common Stock and Equity Interests (Identified
  Cost -- $68,639)                                                                   67,147
-------------------------------------------------------------------------------------------
Repurchase Agreements -- 4.8%
Goldman, Sachs & Company
  5.3%, dated 3/30/01, to be repurchased at $1,663 on 4/2/01
  (Collateral: $1,720 Fannie Mae mortgage-backed securities,
  6.5%, due 4/1/31, value $1,724)                               $1,662                1,662
Morgan Stanley Dean Witter & Co., Inc.
  5.32%, dated 3/30/01, to be repurchased at $1,663 on
  4/2/01
  (Collateral: $1,742 Fannie Mae mortgage-backed securities,
  6%, due 6/1/29, value $1,707)                                  1,663                1,663
                                                                                    -------
Total Repurchase Agreements (Identified Cost -- $3,325)                               3,325
-------------------------------------------------------------------------------------------
Total Investments -- 101.6% (Identified Cost -- $71,964)                             70,472
Other Assets Less Liabilities -- (1.6)%                                              (1,132)
                                                                                    -------
NET ASSETS -- 100.0%                                                                $69,340
                                                                                    =======

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued


-------------------------------------------------------------------------------------------
NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to:
  7,587 Primary Class shares outstanding                                            $73,944
    76 Institutional Class shares outstanding                                           690
Accumulated net realized gain/(loss) on investments                                  (3,802)(B)
Unrealized appreciation/(depreciation) of investments                                (1,492)
                                                                                    -------
NET ASSETS -- 100.0%                                                                $69,340
                                                                                    =======
NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                       $9.05
                                                                                    =======
  INSTITUTIONAL CLASS                                                                 $9.30
                                                                                    =======
-------------------------------------------------------------------------------------------

(A)Non-income producing.

(B)Includes distributions in excess of tax basis net realized gain of $1,284.

 N.M. -- Not meaningful.

See notes to financial statements.

Statements of Operations
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)


                                                                     Year Ended 3/31/01
                                                              --------------------------------
                                                                              U.S. Small-
                                                               Balanced       Capitalization
                                                                Trust         Value Trust
----------------------------------------------------------------------------------------------
Investment Income:
  Dividends(A)                                                   $   333          $   864
  Interest                                                           865              139
                                                                 -------          -------
    Total investment income                                        1,198            1,003
                                                                 -------          -------
Expenses:
  Management fee                                                     283              475
  Distribution and service fees                                      277              557
  Audit and legal fees                                                43               31
  Custodian fee                                                       47              142
  Directors' fees                                                      9                8
  Organization expense                                                17                9
  Registration fees                                                   22               16
  Reports to shareholders                                             22               33
  Transfer agent and shareholder servicing expense                    27               64
  Other expenses                                                       2               38
                                                                 -------          -------
                                                                     749            1,373
    Less fees waived                                                 (56)            (257)
                                                                 -------          -------
    Total expenses, net of waivers                                   693            1,116
                                                                 -------          -------
NET INVESTMENT INCOME/(LOSS)                                         505             (113)
                                                                 -------          -------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Realized gain/(loss) on investments                              4,261           (2,518)
  Change in unrealized appreciation/(depreciation) of
    investments                                                   (5,952)          12,937
                                                                 -------          -------
  NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS          (1,691)          10,419
  --------------------------------------------------------------------------------------------
  CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                 $(1,186)         $10,306
  --------------------------------------------------------------------------------------------

(A)Net of foreign taxes withheld of $4 and $0, respectively.

 See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)


                                                                                                  U.S. Small-Capitalization
                                                                     Balanced Trust                      Value Trust
                                                               -------------------------------------------------------------

                                                               Year Ended       Year Ended       Year Ended       Year Ended
                                                               3/31/01           3/31/00         3/31/01          3/31/00
  --------------------------------------------------------------------------------------------------------------------------
Change in Net Assets:
  Net investment income/(loss)                                  $   505          $    760         $  (113)         $  (384)
  Net realized gain/(loss) on investments                         4,261               724          (2,518)             670
  Change in unrealized appreciation/(depreciation)
    of investments                                               (5,952)              222          12,937           (2,521)
  --------------------------------------------------------------------------------------------------------------------------
  Change in net assets resulting from operations                 (1,186)            1,706          10,306           (2,235)
  Distributions to shareholders:
    From net investment income:
      Primary Class                                                (343)           (1,150)             --               --
      Institutional Class                                            --               N/A              --               --
      Financial Intermediary Class                                   --               N/A             N/A              N/A
    In excess of net investment income:
      Primary Class                                                  --              (107)             --               --
      Institutional Class                                            --               N/A              --               --
      Financial Intermediary Class                                   --               N/A             N/A              N/A
    From net realized gain on investments:
      Primary Class                                                  --                --              --           (1,413)
      Institutional Class                                            --               N/A              --               (1)
      Financial Intermediary Class                                   --               N/A             N/A              N/A
    In excess of net realized gain on investments:
      Primary Class                                                  --                --              --           (1,283)
      Institutional Class                                            --               N/A              --               (1)
      Financial Intermediary Class                                   --               N/A             N/A              N/A
  Change in net assets from Fund share
    transactions:
      Primary Class                                                 266           (19,323)          1,312            3,609
      Institutional Class                                            --               N/A             645               (4)
      Financial Intermediary Class                                 (429)              N/A             N/A              N/A
  Fund share transactions in connection with fund
    acquisition:
      Primary Class                                                 367               N/A             N/A              N/A
      Institutional Class                                           324               N/A             N/A              N/A
      Financial Intermediary Class                               31,247               N/A             N/A              N/A
  --------------------------------------------------------------------------------------------------------------------------
  Change in net assets                                           30,246           (18,874)         12,263           (1,328)

Net Assets:
  Beginning of period                                            37,026            55,900          57,077           58,405
  --------------------------------------------------------------------------------------------------------------------------
  End of period                                                 $67,272          $ 37,026         $69,340          $57,077
  --------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                           $   162          $     --         $    --          $    --
  --------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Financial Highlights
Legg Mason Investors Trust, Inc.

     Contained below is per share operating performance data for an Institutional Class share and, with respect to Balanced Trust, a Financial Intermediary Class share, of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                         Investment Operations                           Distributions
                                ----------------------------------------   -----------------------------------------
                                                                              From        In Excess
                    Net Asset      Net        Net Realized      Total          Net         of Net                      Net Asset
                     Value,     Investment   and Unrealized      From       Realized      Realized                      Value,
                    Beginning    Income/     Gain/(Loss) on   Investment     Gain on       Gain on         Total        End of
                    of Period     (Loss)      Investments     Operations   Investments   Investments   Distributions    Period
--------------------------------------------------------------------------------------------------------------------------------
Balanced Trust
 -- Institutional
 Class
 Period Ended Mar. 31,
   2001(A)           $11.58     N.M.(B)          $  .06         $  .06        $  --         $  --          $  --        $11.64
 -- Financial Intermediary
 Class
 Period Ended Mar. 31,
   2001(A)           $11.58     N.M.(D)          $  .06         $  .06        $  --         $  --          $  --        $11.64

U.S. Small-Capitalization
 Value Trust
 -- Institutional Class
 Years Ended Mar. 31,
   2001              $ 7.59   $ .02(E)           $ 1.69         $ 1.71        $  --         $  --          $  --        $ 9.30
   2000                7.88     .07(E)             (.05)           .02         (.16)         (.15)          (.31)         7.59
   1999(F)             9.92     .05(E)            (2.09)         (2.04)          --            --             --          7.88
--------------------------------------------------------------------------------------------------------------------------------

                                         Ratios/Supplemental Data
                     ----------------------------------------------------------------
                                                Net
                                            Investment
                               Expenses    Income/(Loss)   Portfolio    Net Assets,
                     Total    to Average    to Average     Turnover    End of Period
                     Return   Net Assets    Net Assets       Rate      (in thousands)
-------------------------------------------------------------------------------------
Balanced Trust
 -- Institutional
 Class
 Period Ended Mar.
   2001(A)              .52%(G)    1.10%(B,C)      .52%(B,C)   58.4%(C)    $   325
 -- Financial Inter
 Class
 Period Ended Mar.
   2001(A)              .52%(G)    1.35%(C,D)      .27%(C,D)   58.4%(C)    $30,976
U.S. Small-Capitali
 Value Trust
 -- Institutional C
 Years Ended Mar. 3
   2001                22.53%      1.00%(E)        .82%(E)     60.7%       $   711
   2000                 (.15)%     1.00%(E)        .44%(E)     66.2%            31
   1999(F)            (20.56)%(G)   .90%(C,E)      .71%(C,E)   29.5%(C)         40
-------------------------------------------------------------------------------------

(A)For the period March 16, 2001 (commencement of operations) to March 31, 2001.

(B)Net of fees waived pursuant to a voluntary expense limitation of 1.10% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets for the period March 16, 2001 to March 31, 2001, would have been 1.16%.

(C)Annualized.

(D)Net of fees waived pursuant to a voluntary expense limitation of 1.35% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets for the period March 16, 2001 to March 31, 2001, would have been 1.45%.

(E)Net of fees waived pursuant to a voluntary expense limitation of 1.00% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended March 31, 2001 and 2000, 1.43% and 1.36%, respectively; and for the period June 19, 1998 to March 31, 1999, 1.28%.

(F)For the period June 19, 1998 (commencement of operations) to March 31, 1999.

(G)Not annualized.

N.M.--Not meaningful.

See notes to financial statements.

Notes to Financial Statements
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

     The Legg Mason Investors Trust, Inc. ("Corporation"), consisting of American Leading Companies Trust ("American Leading Companies"), Balanced Trust ("Balanced Trust"), U.S. Small-Capitalization Value Trust ("U.S. Small-Cap") and Financial Services Fund ("Financial Services") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

     Each Fund offers Primary Class and Institutional Class shares. (The Institutional Class was formerly referred to as Navigator Class.) Balanced Trust offers an additional class of shares: Financial Intermediary Class. Financial Services Fund also offers an additional class of shares: Class A. The Institutional Classes of American Leading Companies Trust and Financial Services Fund are not currently active. Information about the Primary Class and Class A, offered to retail investors, is contained in a separate report to the shareholders of those classes. The income and expenses of the Funds are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class, Class A and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

Security Valuation

     Equity securities and options listed on national securities exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Directors.

     Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.

Foreign Currency Translation

     Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Investment Income and Distributions to Shareholders

     Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are determined at the class level. Dividends from net investment income, if available, will be paid quarterly for Balanced Trust and annually for U.S. Small-Cap. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. An additional distribution may be made in December, if necessary. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in

--------------------------------------------------------------------------------

accordance with accounting principles generally accepted in the United States; accordingly, periodic reclassifications are made within a Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize premium and discount on all fixed income securities. Upon initial adoption, the Funds will be required to adjust the cost of their fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Funds' net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statements of Operations. There will be no impact on the Funds as a result of adopting this accounting principle.

Security Transactions

     Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 2001, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                                       Receivable for        Payable for
                                       Securities Sold   Securities Purchased
-----------------------------------------------------------------------------
Balanced Trust                              $ --                $5,379
U.S. Small-Cap                                --                 1,179

Deferred Organizational Expenses

     Deferred organizational expenses of $86 for Balanced Trust and $43 for U.S. Small-Cap are being amortized on a straight line basis over 5 years commencing on the date their respective operations began.

Federal Income Taxes

     No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

Use of Estimates

     Preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

     For the year ended March 31, 2001, investment transactions (excluding short-term investments) were as follows:

                                       Purchases   Proceeds From Sales
----------------------------------------------------------------------
Balanced Trust                          $44,848          $22,286
U.S. Small-Cap                           34,173           33,042

--------------------------------------------------------------------------------

     At March 31, 2001, cost, gross unrealized appreciation and gross unrealized depreciation for federal income tax purposes for each Fund were as follows:

                                                                               Net Appreciation/
                                        Cost     Appreciation   Depreciation    (Depreciation)
------------------------------------------------------------------------------------------------
Balanced Trust                         $66,056      $9,083         $2,564           $ 6,519
U.S. Small-Cap                          71,967       8,164          9,659            (1,495)

     At March 31, 2001, Balanced Trust and U.S. Small-Cap had capital loss carryforwards for federal income tax purposes of $47 and $3,486 (expiring in 2009), respectively.

3. Repurchase Agreements:

     All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Transactions With Affiliates:

     Balanced Trust and U.S. Small-Cap have management agreements with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which the Funds pay a fee, computed daily and payable monthly, at an annual rate of each Fund's average daily net assets.

     LMFA has voluntarily agreed to waive its fees in any month to the extent a Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates of that Fund's average daily net assets. The following chart summarizes the management fees and expense limitations for each of the Funds:

                                                                                Year Ended
                                                                              March 31, 2001    At March 31, 2001
                                                                              --------------    -----------------
                                Management    Expense     Expense Limitation    Management         Management
             Fund                  Fee       Limitation    Expiration Date      Fees Waived       Fees Payable
-----------------------------------------------------------------------------------------------------------------
Balanced Trust
  Primary Class                   0.75%        1.85%       August 1, 2001          $ 53                $26
  Institutional Class             0.75%        1.10%       August 1, 2001           N.M.               N.M.
  Financial Intermediary Class    0.75%        1.35%       August 1, 2001             1                  9
U.S. Small-Cap
  Primary Class                   0.85%        2.00%       August 1, 2001           237                 65
  Institutional Class             0.85%        1.00%       August 1, 2001           N.M.               N.M.

---------------

N.M. - Not meaningful.

     Bartlett & Co. ("Bartlett") serves as investment adviser to Balanced Trust. Bartlett is responsible for the actual investment activity of the Fund. LMFA (not the Fund) pays Bartlett a fee for its services, computed daily and payable monthly, at an annual rate equal to 66 2/3% of the fee received by LMFA.

--------------------------------------------------------------------------------

     Brandywine Asset Management, Inc. ("Brandywine") serves as investment adviser to U.S. Small-Cap. Brandywine is responsible for the actual investment activity of the Fund. LMFA (not the Fund) pays Brandywine a fee for its services, computed daily and payable monthly, at an annual rate equal to 58.8% of the fee received by LMFA.

     Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's Primary Class's (and with respect to Balanced Trust, Financial Intermediary's) average daily net assets, computed daily and payable monthly as follows:

                                                                Year Ended
                                                              March 31, 2001           At March 31, 2001
                                                         ------------------------   ------------------------
                                Distribution   Service   Distribution and Service   Distribution and Service
             Fund                   Fee          Fee           Fees Waived                Fees Payable
------------------------------------------------------------------------------------------------------------
Balanced Trust
  Primary Class                     0.50%       0.25%              $ 1                        $22
  Financial Intermediary Class        N/A       0.25%                1                          2
U.S. Small-Cap                      0.75%       0.25%               20                         61

     No brokerage commissions were paid by the Funds to Legg Mason or its affiliates during the year ended March 31, 2001.

     Legg Mason has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason the following amounts for the year ended March 31, 2001: Balanced Trust, $11; and U.S. Small-Cap, $19.

     LMFA, Legg Mason, Bartlett and Brandywine are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

5. Acquisition of Bartlett Basic Value Fund:

     Effective March 16, 2001, Balanced Trust acquired substantially all of the assets of the Bartlett Basic Value Fund, pursuant to the Agreement and Plan of Reorganization dated January 26, 2001, and approved by Bartlett Basic Value shareholders on March 9, 2001. The acquisition was accomplished by a tax-free exchange of 32 Primary Class shares (having a value of $367), 28 Institutional Class shares (having a value of $324), and 2,698 Financial Intermediary Class shares (having a value of $31,247), for the 39 Primary Class, 33 Institutional Class and 3,212 Class A shares, respectively, of the Bartlett Basic Value Fund outstanding at the merger date. The Bartlett Basic Value Fund's net assets at that date, which included $222 of accumulated net realized loss and $8,797 of net unrealized gain, were combined with those of Balanced Trust, resulting in aggregate net assets of $67,353.

6. Line of Credit:

     The Funds, along with certain other Legg Mason Funds, participate in a $300 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit

--------------------------------------------------------------------------------

Agreement bear interest at prevailing short-term interest rates. For the year ended March 31, 2001, the Funds had no borrowings under the Credit Agreement.

7. Fund Share Transactions:

     At March 31, 2001, there were 375,000 and 50,000 shares authorized at $.001 par value for the Primary Classes of Balanced Trust and U.S. Small-Cap, respectively. At March 31, 2001, there were 125,000 and 50,000 shares authorized at $.001 par value for the Institutional Classes of Balanced Trust and U.S. Small-Cap, respectively, and 125,000 shares authorized at $.001 per share for the Financial Intermediary Class of Balanced Trust. Share transactions are as follows:

                                                                    Reinvestment
                                                  Sold            of Distributions          Repurchased            Net Change
                                            ----------------      -----------------      -----------------      -----------------
                                            Shares   Amount       Shares    Amount       Shares    Amount       Shares    Amount
---------------------------------------------------------------------------------------------------------------------------------
Balanced Trust
-- Primary Class
   Year Ended March 31, 2001                  694(A) $ 8,384(B)      27     $  332         (666)  $ (8,083)        55    $    633
   Year Ended March 31, 2000                  571      6,855        103      1,218       (2,306)   (27,396)    (1,632)    (19,323)

-- Institutional Class
   Period Ended March 31, 2001(C)              28(D) $   324(E)      --     $   --          --    $     --         28    $    324

-- Financial Intermediary Class
   Period Ended March 31, 2001(C)           2,700(F) $31,253(G)      --     $   --          (38)  $   (435)     2,662    $ 30,818

U.S. Small-Cap
-- Primary Class
   Year Ended March 31, 2001                2,419    $20,745         --     $   --       (2,489)  $(19,433)       (70)   $  1,312
   Year Ended March 31, 2000                4,100     35,126        318      2,663       (4,236)   (34,180)       182       3,609

-- Institutional Class
   Year Ended March 31, 2001                  163    $ 1,505         --     $   --          (91)  $   (860)        72    $    645
   Year Ended March 31, 2000                    2         20         --         --           (3)       (24)        (1)         (4)
---------------------------------------------------------------------------------------------------------------------------------

(A)  Includes 32 shares issued in connection with fund acquisition (see Note 5).

(B)  Includes $367 from fund acquisition (see Note 5).

(C) For the period from March 16, 2001 (commencement of operations) to March 31, 2001.

(D) Includes 28 shares issued in connection with fund acquisition (see Note 5).

(E)  Includes $324 from fund acquisition (see Note 5).

(F)  Includes 2,698 shares issued in connection with fund acquisition (see Note
     5).

(G) Includes $31,247 from fund acquisition (see Note 5).

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Legg Mason Investors Trust, Inc.:

     We have audited the accompanying statements of net assets of Legg Mason Investors Trust, Inc. (Balanced Trust and U.S. Small-Capitalization Value Trust) (the "Funds") as of March 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (Institutional and Financial Intermediary Classes) for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at March 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights (Institutional and Financial Intermediary Classes) for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

                                             /s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
May 4, 2001

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

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

                EQUITY FUNDS:                                     SPECIALTY FUNDS:
Value Trust                                         Balanced Trust
Special Investment Trust                            Financial Services Fund
Total Return Trust                                  Opportunity Trust
American Leading Companies Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

                GLOBAL FUNDS:                                    TAXABLE BOND FUNDS:
Global Income Trust                                 U.S. Government Intermediate-Term Portfolio
International Equity Trust                          Investment Grade Income Portfolio
Emerging Markets Trust                              High Yield Portfolio
Europe Fund

            TAX-FREE BOND FUNDS:                                 MONEY MARKET FUNDS:
Maryland Tax-Free Income Trust                      U.S. Government Money Market Portfolio
Pennsylvania Tax-Free Income Trust                  Cash Reserve Trust
Tax-Free Intermediate-Term Income Trust             Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.

                                                               [LEGG MASON LOGO]

Investment Manager
  Legg Mason Fund Adviser, Inc.
  Baltimore, MD

Investment Advisers
  For Balanced Trust:
     Bartlett & Co.
     Cincinnati, OH

  For U.S. Small-Cap Value Trust:
     Brandywine Asset Management, Inc.
     Wilmington, DE

Board of Directors
  John F. Curley, Jr., Chairman
  Edward A. Taber, III, President
  Nelson A. Diaz
  Richard G. Gilmore
  Arnold L. Lehman
  Dr. Jill E. McGovern
  G. Peter O'Brien
  T. A. Rodgers

Transfer and Shareholder Servicing Agent
  Boston Financial Data Services
  Boston, MA

Custodian
  State Street Bank & Trust Company
  Boston, MA

Counsel
  Kirkpatrick & Lockhart LLP
  Washington, D.C.

Independent Auditors
  Ernst & Young LLP
  Philadelphia, PA

This report is not to be distributed unless preceded or accompanied by a prospectus.

               LEGG MASON WOOD WALKER, INCORPORATED

      -------------------------------------------------------

                         100 Light Street
              P.O. Box 1476, Baltimore, MD 21203-1476
                         410 - 539 - 0000

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